DISPOSITION OF EXPLORATION AND EVALUATION ASSETS	12 Months Ended
Jan. 31, 2020
DISPOSITION OF EXPLORATION AND EVALUATION ASSETS
5. DISPOSITION OF EXPLORATION AND EVALUATION ASSETS

On June 8, 2017, the Company announced that it has closed the previously announced purchase and sale agreement (the “Agreement”) with Barrick Cortez Inc. (“Barrick”), a subsidiary of Barrick Gold Corp., for the sale of the Robertson Property in Lander County, Nevada, to Barrick. The Robertson Property sold to Barrick includes four contiguous claim groups known as the Core, Gold Ridge, Excluded, and the RUF mining claims, but does not include the portions of mining claims known as the Norma, Sass, Eagle, and JDN, which will remain owned by the Company.

The sale consideration is as follows:

•	Payment to the Company of US$15.75 million (approximately Cdn $21.84 million based on foreign exchange rates) in cash;

•	The return of 4,150,000 common shares of the Company held by Barrick (which represented approximately 8.5% of the Company’s basic common shares outstanding as of June 8, 2017) for cancellation by the Company; and

•	A sliding scale 1% to 2.25% net smelter returns royalty (the “NSR”) on the Robertson Property, payable quarterly, subject to potential advance royalty payments as outlined below, as well as a right of first refusal enabling Barrick to acquire the NSR in the event that the Company wishes to sell the NSR to any third party.

The sliding scale NSR rate will be determined based on the observed gold price during each quarterly period based on the average LBMA Gold Price PM during the quarterly period, as follows:

Average Gold Price/Oz During the Quarter (USD)	Applicable NSR Royalty Rate
Up to and including $1,200.00	1.00%
$1,200.01 to $1,400.00	1.25%
$1,400.01 to $1,600.00	1.50%
$1,600.01 to $1,800.00	1.75%
$1,800.01 to $2,000.00	2.00%
Over $2,000.00	2.25%

Pursuant to the Agreement, as amended, and due to the delay in closing, in the event that the Robertson Property is not placed into production by December 31, 2024, then beginning on January 1, 2025, and continuing on an annual basis thereafter until the earlier of (i) the date commercial production commences and (ii) January 2, 2034, Barrick will make advance royalty payments to the Company of US$0.5 million, which will be non-refundable and fully credited against any future obligations under the NSR.

The fair value of the royalty receivable (Note 7) was estimated based on the present value of the advance royalty payments, using a discount rate of 5.04%. A value of $1 was allocated to the royalty interest above the estimated fair value of the non-refundable advanced royalty payments.

Barrick will also assume liabilities relating to the Robertson Property, and will provide replacement security for the reclamation bond.

As a result of the transaction, the Company recorded a gain of $5,871,719, net of transaction costs, which has been included in Other Items on the consolidated statements of operations and comprehensive income (loss).